                                                                    EXHIBIT 10.1

                                                                    June 1, 2002

Interlink Electronics, Inc.
546 Flynn Road
Camarillo, CA 93012

Gentlemen:

     This letter is to confirm that WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), subject to all terms and conditions contained herein, has agreed to make available the credit described below to INTERLINK ELECTRONICS, INC. ("Borrower"):

     1. A revolving line of credit under which Bank will make advances to Borrower from time to time up to and including June 1, 2004, not to exceed at any time the maximum principal amount of Five Million Dollars ($5,000,000.00) ("Line of Credit"), the proceeds of which shall be used to finance Borrower's working capital requirements. Although this letter permits Borrower to engage in Permitted Acquisitions (as defined below), the proceeds of advances under the Line of Credit shall not be used to finance such acquisitions.

     2. A commitment under which Bank will make advances to Borrower from time to time up to and including June 30, 2003, not to exceed the aggregate principal amount of Five Hundred Thousand Dollars ($500,000.00) ("Term Commitment"), the proceeds of which shall be used to finance Borrower's purchase of new and/or used equipment and which shall be converted on July 1, 2003, to a term loan, as described more fully below.

     3. A term loan in the principal amount of Three Hundred Fifty-three Thousand Nine Hundred Ten And 85/100 Dollars ($353,910.85) ("Term Loan"), the proceeds of which shall be used to refinance Borrower's existing loan with Bank. Bank's commitment to grant the Term Loan shall terminate on July 20, 2002.

I.   CREDIT TERMS:

     1.     LINE OF CREDIT:

     (a) Line of Credit Note. Borrower's obligation to repay advances under the Line of Credit shall be evidenced by a promissory note substantially in the form of Exhibit A attached hereto ("Line of Credit Note"), all terms of which are incorporated herein by this reference.

     (b) Letter of Credit Subfeature. As a subfeature under the Line of Credit, Bank agrees from time to time during the term thereof to issue standby and/or sight commercial letters of credit for the account of Borrower to finance the purchase of raw materials (each, a "Letter of Credit" and collectively, "Letters of Credit"); provided however, that the form and substance of each Letter of Credit shall be subject to approval by Bank, in its sole discretion; and provided further, that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed Two Million Dollars ($2,000,000.00). Each Letter of Credit shall be issued for a term not to exceed one hundred twenty (120) days, as designated by Borrower; provided

Interlink Electronics, Inc.
June 1, 2002
Page 2

however, that no Letter of Credit shall have an expiration date subsequent to the maturity date of the Line of Credit. The undrawn amount of all Letters of Credit shall be reserved under the Line of Credit and shall not be available for borrowings thereunder. Each Letter of Credit shall be subject to the additional terms and conditions of the Letter of Credit Agreement and related documents, if any, required by Bank in connection with the issuance thereof. Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Line of Credit and shall be repaid by Borrower in accordance with the terms and conditions of this letter applicable to such advances; provided however, that if advances under the Line of Credit are not available, for any reason, at the time any draft is paid by Bank, then Borrower shall immediately pay to Bank the full amount of such draft, together with interest thereon from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at the rate of interest applicable to advances under the Line of Credit. In such event Borrower agrees that Bank, in its sole discretion, may debit any demand deposit account maintained by Borrower with Bank for the amount of any such draft.

     (c) Borrowing and Repayment. Borrower may from time to time during the term of the Line of Credit borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions contained herein or in the Line of Credit Note; provided however, that the total outstanding borrowings under the Line of Credit shall not at any time exceed the maximum principal amount available thereunder, as set forth above.

     2.     TERM COMMITMENT:

     (a) Term Commitment Note. Borrower's obligation to repay advances under the Term Commitment shall be evidenced by a promissory note substantially in the form of Exhibit B attached hereto ("Term Commitment Note"), all terms of which are incorporated herein by this reference.

     (b) Limitation on Borrowings. Each advance under the Loan Commitment shall be available to a maximum of eighty percent (80%) of the cost of each item of new equipment purchased and seventy-five percent (75%) of the cost of each item of used equipment purchased with the proceeds there of, as evidenced by the seller's invoice.

     (c) Borrowing and Repayment. Borrower may from time to time during the period in which Bank will make advances under the Term Commitment borrow and partially or wholly repay its outstanding borrowings, provided that amounts repaid may not be reborrowed, subject to all the limitations, terms and conditions contained herein; provided however, that the total outstanding borrowings under the Term Commitment shall not at any time exceed the maximum principal amount available thereunder, as set forth above. The principal amount of the Term Commitment shall be repaid in accordance with the provisions of the Term Commitment Note.

     (d) Prepayment. Borrower may prepay principal on the Term Commitment solely in accordance with the provisions of the Term Commitment Note.

Interlink Electronics, Inc.
June 1, 2002
Page 3

     3.     TERM LOAN:

     (a) Term Note. Borrower's obligation to repay the Term Loan shall be evidenced by a promissory note substantially in the form of Exhibit C attached hereto ("Term Note"), all terms of which are incorporated herein by this reference.

     (b) Repayment. The principal amount of the Term Loan shall be repaid in accordance with the provisions of the Term Note.

     (c) Prepayment. Borrower may prepay principal on the Term Loan solely in accordance with the provisions of the Term Note.

     4.     COLLATERAL:

     As security for all indebtedness of Borrower to Bank subject hereto, Borrower hereby grants to Bank security interests of first priority in all Borrower's accounts receivable and other rights to payment, general intangibles, deposit accounts, documents, instruments, Brokerage Account No. 12561247, inventory and equipment, including but not limited to its interest in any Subsidiary (as defined below).

     All of the foregoing shall be evidenced by and subject to the terms of such security agreements, financing statements, deeds of trust and other documents as Bank shall reasonably require, all in form and substance satisfactory to Bank. Borrower shall reimburse Bank immediately upon demand for all costs and expenses incurred by Bank in connection with any of the foregoing security, including without limitation, filing and recording fees and costs of appraisals, audits and title insurance.

II.  INTEREST/FEES:

     1. Interest. The outstanding principal balance of each credit subject hereto shall bear interest at the rate of interest set forth in each promissory note or other instrument executed in connection therewith.

     2. Computation and Payment. Interest shall be computed on the basis of a 360-day year, actual days elapsed. Interest shall be payable at the times and place set forth in each promissory note or other instrument required hereby.

     3. Unused Commitment Fee. Borrower shall pay to Bank a fee equal to one-eighth quarter percent (0.125%) per annum (computed on the basis of a 360-day year, actual days elapsed) on the average daily unused amount of the Line of Credit, which fee shall be calculated on a quarterly basis by Bank and shall be due and payable by Borrower in arrears on each March 31, June 30, September 30 and December 31

     4. Letter of Credit Fees. Borrower shall pay to Bank fees upon the issuance of each Letter of Credit, upon the payment or negotiation of each draft under any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including without

Interlink Electronics, Inc.
June 1, 2002
Page 4

limitation, the transfer, amendment or cancellation of any Letter of Credit) determined in accordance with Bank's standard fees and charges then in effect for such activity.

     5. Collection of Payments. Borrower authorizes Bank to collect all principal, interest and fees due under each credit subject hereto by charging Borrower's deposit account number 4796-018083 with Bank, or any other deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

III. REPRESENTATIONS AND WARRANTIES:

     Borrower makes the following representations and warranties to Bank, which representations and warranties shall survive the execution of this letter and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrower to Bank subject to this letter.

     1. Legal Status. Borrower is a corporation, duly organized and existing and in good standing under the laws of the state of Delaware, and is qualified or licensed to do business in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower. Borrower owns one hundred percent (100%) of the stock of Interlink Electronics Asia Pacific, a Hong Kong corporation (the "Hong Kong Subsidiary"). Borrower owns eighty percent (80%) of the stock of Interlink Electronics, K.K., a Japanese company (the "Existing Japanese Subsidiary"). As used herein, the term "Subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors or other persons performing similar functions are owned directly or indirectly by Borrower and/or by one or more of Borrower's Subsidiaries. As used herein, the term "Subsidiaries" shall mean each Subsidiary. As of the date of this Agreement the only Subsidiaries of Borrower are the Hong Kong Subsidiary and the Existing Japanese Subsidiary. Each Subsidiary is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and is qualified or licensed to do business (and is in good standing as a foreign corporation, if applicable) in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on it.

     2. Authorization and Validity. This letter and each promissory note, contract, instrument and other document deemed necessary by Bank to evidence any extension of credit to Borrower pursuant to the terms and conditions hereof, or now or at any time hereafter required by or delivered to Bank in connection with this letter (collectively, the "Loan Documents") have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower or the party which executes the same, enforceable in accordance with their respective terms.

     3. No Violation. The execution, delivery and performance by Borrower of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any

Interlink Electronics, Inc.
June 1, 2002
Page 5

provision of the Articles of Incorporation or By-Laws of Borrower, or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound.

     4. Litigation. There are no pending, or to the best of Borrower's knowledge threatened, actions, claims, investigations, suits or proceedings by or before any governmental authority, arbitrator, court or administrative agency which could have a material adverse effect on the financial condition or operation of Borrower or any Subsidiary other than those disclosed by Borrower to Bank in writing prior to the date hereof.

     5. Correctness of Financial Statement. The financial statement of Borrower dated March 31, 2002, a true copy of which has been delivered by Borrower to Bank prior to the date hereof, (a) is complete and correct and presents fairly the financial condition of Borrower and its Subsidiary, (b) discloses all liabilities of Borrower and its Subsidiary that are required to be reflected or reserved against under generally accepted accounting principles, whether liquidated or unliquidated, fixed or contingent, and (c) has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of such financial statement there has been no material adverse change in the condition or operation of Borrower or its Subsidiary, nor has Borrower or the its Subsidiary mortgaged, pledged, granted a security interest in or otherwise encumbered any of their assets or properties except in favor of Bank or as otherwise permitted by Bank in writing or under this letter.

     6. Income Tax Returns. Borrower has no knowledge of any pending assessments or adjustments of its income tax payable with respect to any year.

     7. No Subordination. There is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations subject to this letter to any other obligation of Borrower.

     8. Permits, Franchises. Borrower and each Subsidiary possess, and will hereafter possess, all permits, consents, approvals, franchises and licenses required and all rights to trademarks, trade names, patents and fictitious names, if any, necessary to enable them to conduct the businesses in which they are now engaged in compliance with applicable law.

     9. ERISA. Borrower and each Subsidiary are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time ("ERISA"); neither Borrower nor any Subsidiary have not violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower or any Subsidiary (each, a "Plan"); no Reportable Event, as defined in ERISA, has occurred and is continuing with respect to any Plan initiated by Borrower; Borrower has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles.

Interlink Electronics, Inc.
June 1, 2002
Page 6

     10. Other Obligations. Neither Borrower nor any Subsidiary is in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

     11. Environmental Matters. Except as disclosed by Borrower to Bank in writing prior to the date hereof, Borrower and each Subsidiary are in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Borrower's or any Subsidiary's operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time. None of the operations of Borrower or any Subsidiary is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Neither Borrower nor any Subsidiary has any material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.

IV.  CONDITIONS:

     1. Conditions of Initial Extension of Credit. The obligation of Bank to extend any credit contemplated by this letter is subject to fulfillment to Bank's satisfaction of all of the following conditions:

     (a) Documentation. Bank shall have received each of the Loan Documents, duly executed and in form and substance satisfactory to Bank.

     (b) Financial Condition. There shall have been no material adverse change, as determined by Bank, in the financial condition or business of Borrower or any Subsidiary, nor any material decline, as determined by Bank, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower or any Subsidiary.

     (c) Insurance. Borrower shall have delivered to Bank evidence of insurance coverage on all Borrower's and each Subsidiary's property, in form, substance, amounts, covering risks and issued by companies satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

     2. Conditions of Each Extension of Credit. The obligation of Bank to make each extension of credit requested by Borrower hereunder shall be subject to the fulfillment to Bank's satisfaction of each of the following conditions:

     (a) Compliance. The representations and warranties contained herein and in each of the other Loan Documents shall be true on and as of the date of the signing of this letter and on the date of each extension of credit by Bank pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no default hereunder, and no condition, event or act which with the giving of notice or

Interlink Electronics, Inc.
June 1, 2002
Page 7

the passage of time or both would constitute such a default, shall have occurred and be continuing or shall exist.

     (b) Documentation. Bank shall have received all additional documents which may be required in connection with such extension of credit.

V.   COVENANTS:

     Borrower covenants that so long as Bank remains committed to extend credit to Borrower pursuant hereto, or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall, unless Bank otherwise consents in writing:

     1. Punctual Payment. Punctually pay all principal, interest, fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein, and immediately upon demand by Bank, the amount by which the outstanding principal balance of any credit subject hereto at any time exceeds any limitation on borrowings applicable thereto.

     2. Accounting Records. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Bank, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same and inspect the properties of Borrower and any Subsidiary.

     3. Financial Statements. Provide to Bank all of the following, in form and detail satisfactory to Bank:

     (a) not later than 120 days after and as of the end of each fiscal year, a 10K report filed with the Securities Exchange Commission of Borrower, prepared by an independent certified public accountant acceptable to Bank, to include balance sheet, income statement, statement of cash flows, management report, auditor's report, schedules of consolidations and all supporting schedules and footnotes;

     (b) not later than 90 days after and as of the end of each fiscal quarter, a 10Q report filed with the Securities Exchange Commission of Borrower, prepared by an independent certified public accountant acceptable to Bank, to include balance sheet, income statement, statement of cash flows, management report, auditor's report, schedules of consolidations and all supporting schedules and footnotes; and

     (c) from time to time such other information as Bank may reasonably request pertaining to Borrower and/or any Subsidiary.

     4. Compliance. Preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of each of their businesses and comply with the provisions of all documents pursuant to which each of them is organized and/or which govern their continued

Interlink Electronics, Inc.
June 1, 2002
Page 8

existence and with the requirements of all laws, rules, regulations and orders of a governmental agency applicable to each of them and/or each of their businesses.

     5. Insurance. Maintain and keep in force, and cause each Subsidiary to maintain and keep in force, insurance of the types and in amounts customarily carried in similar lines of business, including but not limited to fire, extended coverage, public liability, flood, property damage and workers' compensation, with all such insurance carried with companies and in amounts satisfactory to Bank, and deliver to Bank from time to time at Bank's request schedules setting forth all insurance then in effect.

     6. Facilities. Keep all properties useful or necessary to Borrower's and each Subsidiary's business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained.

     7. Taxes and Other Liabilities. Pay and discharge when due, and cause each Subsidiary to pay and discharge when due, any and all indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, except (a) such as they may in good faith contest or as to which a bona fide dispute may arise, and (b) for which Borrower has made provision, to Bank's satisfaction, for eventual payment thereof in the event Borrower or any Subsidiary is obligated to make such payment.

     8. Litigation. Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower or any Subsidiary with a claim in excess of $100,000.00.

     9. Capital Expenditures. Not make any additional investment in fixed assets in any fiscal year in excess of an aggregate of $1,500,000.00.

     10. Lease Expenditures. Not incur operating lease expense in any fiscal year in excess of an aggregate of $500,000.00.

     11. Other Indebtedness. Not create, incur, assume or permit to exist, nor permit any Subsidiary to create, incur, assume or permit to exist, any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except for (a) the liabilities of Borrower and any Subsidiary to Bank, (b) any other liabilities of Borrower and any Subsidiary existing as of, and disclosed by Borrower to Bank prior to, the date hereof, (c) borrowings hereafter by Borrower or any Subsidiary from any lender other than Bank or Borrower, including but not limited to purchase money borrowings, so long as such outstanding borrowings which arise hereafter at no time exceed $3,500,000.00 in the aggregate for Borrower and Subsidiaries combined.

     12. Merger, Consolidation, Transfer of Assets. Not merge into or consolidate with any other entity, nor permit any Subsidiary to merge into or consolidate with any other entity, except for the merger of any wholly-owned Subsidiary of Borrower into Borrower (with Borrower as the survivor), the merger of any wholly-owned Subsidiary of Borrower into any other wholly-owned Subsidiary of Borrower, or the merger of any corporation into Borrower (with Borrower as the

Interlink Electronics, Inc.
June 1, 2002
Page 9

survivor) or into any wholly-owned Subsidiary of Borrower (with such Subsidiary as the survivor) as part of a Permitted Acquisition (as defined below); nor make, nor permit any Subsidiary to make, any substantial change in the nature of Borrower's or any Subsidiary's business as conducted as of the date hereof; nor acquire, nor permit any Subsidiary to acquire, all or substantially all of the assets of any other entity except for mergers which are permitted hereunder and Permitted Acquisitions; nor sell, lease, transfer or otherwise dispose of, nor permit any Subsidiary to sell, lease, transfer or otherwise dispose of, all or a substantial or material portion of Borrower's or any Subsidiary's assets except in the ordinary course of business.

     As used herein, "Permitted Acquisitions" means any acquisition by Borrower or any wholly-owned Subsidiary of Borrower of (a) all or substantially all of the operating assets of any person or entity, or (b) all or substantially all of the stock of any corporation; provided, however, that all of the following conditions are satisfied:

     (i) The assets, entity or line of business which is acquired is in a substantially similar line of business as that of Borrower or any of its Subsidiaries as their businesses are conducted on the date of this Agreement.

     (ii)   The acquisition is consummated in compliance with applicable law.

     (iii) There is no Event of Default, nor any act, condition or event which with the giving of notice or the passage of time or both would constitute an Event of Default, and no such Event of Default or potential Event of Default would result after giving effect to the acquisition.

     (iv) Borrower gives Bank with at least sixty (60) days prior notice of the acquisition;

     (v) Borrower furnishes Bank with copies of such documents and with such information pertaining to the acquisition as Bank may require, including without limitation copies of any acquisition agreement and formation documents of any acquired company.

     13. Guaranties. Not guarantee or become liable, nor permit any Subsidiary to guarantee or become liable, in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate, nor permit any Subsidiary to pledge or hypothecate, any assets as security for, any liabilities or obligations of any other person or entity, except for (a) any of the foregoing in favor of Bank, and (b) any of the foregoing existing as of, and disclosed by Borrower to Bank prior to, the date hereof.

     14. Loans, Advances, Investments. Not make any loans or advances to or investments in any person or entity, except for (a) any of the foregoing existing as of, and disclosed by Borrower to Bank prior to, the date hereof, (b) loans hereafter by Borrower to any Subsidiary so long as outstanding loans by Borrower to Subsidiaries, whether such loans presently exist or arise hereafter, at no time exceed $500,000.00 in the aggregate for all Subsidiaries combined,
(c) investments by Borrower hereafter in cash and cash equivalents, and (d) Permitted Acquisitions.

Interlink Electronics, Inc.
June 1, 2002
Page 10

     15. Dividends, Distributions. Not declare or pay any dividend or distribution either in cash, stock or any other property on Borrower's stock now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding.

     16. Pledge of Assets. Not mortgage, pledge, grant or permit to exist, nor permit any Subsidiary to mortgage, pledge, grant or permit to exist, a security interest in, or lien upon, all or any portion of Borrower's or any Subsidiary's assets now owned or hereafter acquired, except for (a) any of the foregoing in favor of Bank, (b) any of the foregoing which are existing as of, and disclosed to Bank in writing prior to, the date hereof, (b) purchase money security interests in equipment which are granted hereafter to secure purchase money borrowings from lenders other than Bank or Borrower so long as such borrowings are permitted under (and within the limits of) paragraph 12 above,
(c) security interests granted hereafter by the Existing Japanese Subsidiary in its assets to secure its borrowings from lenders other than Bank so long as such borrowings are permitted under (and within the limits of) paragraph 11 above.

VI.  DEFAULT, REMEDIES:

     1. Default, Remedies. Upon the violation of any term or condition of any of the Loan Documents, or upon the occurrence of any default or defined event of default under any of the Loan Documents: (a) all indebtedness of Borrower under each of the Loan Documents, any term thereof to the contrary notwithstanding, shall at Bank's option and without notice become immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by Borrower; (b) the obligation, if any, of Bank to extend any further credit under any of the Loan Documents shall immediately cease and terminate; and (c) Bank shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any credit subject hereto and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Bank may be exercised at any time by Bank and from time to time after the occurrence of any such breach or default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

     2. No Waiver. No delay, failure or discontinuance of Bank in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.

     3. Additional Events of Default. In addition to such "Events of Default" as are defined in the Notes, the occurrence of any of the following shall also constitute an "Event of Default" under the Notes:

     (a) The filing of a petition by or against any Subsidiary under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time

Interlink Electronics, Inc.
June 1, 2002
Page 11

to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Subsidiary any Subsidiary becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due.

     (b)    The dissolution or liquidation of any Subsidiary.

     (c) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Subsidiary has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including Bank.

     (d) Any financial statement provided by any Subsidiary to Bank proves to be incorrect, false or misleading in any material respect.

     (e) Any sale or transfer of all or a substantial or material part of the assets of any Subsidiary other than in the ordinary course of its business.

VII. MISCELLANEOUS:

     1. Notices. All notice, requests and demands which any party is required or may desire to give to any other party under any provision of this letter must be in writing delivered to each party at its address first set forth above, or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

     2. Costs, Expenses and Attorneys' Fees. Borrower shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), expended or incurred by Bank in connection with (a) the negotiation and preparation of this letter and the other Loan Documents, Bank's continued administration hereof and thereof, and the preparation of amendments and waivers hereto and thereto, (b) the enforcement of Bank's rights and/or the collection of any amounts which become due to Bank under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     3. Successors, Assignment. This letter shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interest hereunder without Bank's prior written consent. Bank reserves the right to sell, assign, transfer, negotiate

Interlink Electronics, Inc.
June 1, 2002
Page 12

or grant participations in all or any part of, or any interest in, Bank's rights and benefits under each of the Loan Documents. In connection therewith Bank may disclose all documents and information which Bank now has or hereafter may acquire relating to any credit subject hereto, Borrower or its business, or any collateral required hereunder.

     4. Entire Agreement; Amendment. This letter and the other Loan Documents constitute the entire agreement between Borrower and Bank with respect to each credit subject hereto and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This letter may be amended or modified only in writing signed by each party hereto.

     5. No Third Party Beneficiaries. This letter is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this letter or any other of the Loan Documents to which it is not a party.

     6. Severability of Provisions. If any provision of this letter shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this letter.

     7. Governing Law. This letter shall be governed by and construed in accordance with the laws of the State of California.

     8.     Arbitration.

     (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of or relating to in any way (i) the loan and related Loan Documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

     (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in California selected by the American Arbitration Association ("AAA");
(ii) be governed by the Federal Arbitration Act (Title 9 of the United States
Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration

Interlink Electronics, Inc.
June 1, 2002
Page 15

     Your acknowledgment of this letter shall constitute acceptance of the foregoing terms and conditions. Bank's commitment to extend any credit to Borrower pursuant to the terms of this letter shall terminate on August 1, 2002, unless this letter is acknowledged by Borrower and returned to Bank on or before that date.

                                              Sincerely,

                                              WELLS FARGO BANK,
                                               NATIONAL ASSOCIATION


                                              By: /s/ John E. Ray
                                                  --------------------
                                                  John E. Ray
                                                  Vice President

Acknowledged and accepted as of 7/23/02:

INTERLINK ELECTRONICS, INC.

By: /s/ Paul D. Meyer
   ------------------------------------

Title: CFO
      ---------------------------------

                                    EXHIBIT A

WELLS FARGO BANK                                   REVOLVING LINE OF CREDIT NOTE

$5,000,000.00                                         Woodland Hills, California
                                                                    June 1, 2002

     FOR VALUE RECEIVED, the undersigned Interlink Electronics, Inc. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at Warner Ranch RCBO, 6001 Topanga Cyn Blvd Ste 205, Woodland Hills, CA 91367, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $5,000,000.00, or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

DEFINITIONS:

     As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

     (a) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in California are authorized or required by law to close.

     (b) "Fixed Rate Term" means a period commencing on a Business Day and continuing for 1, 2, 3, 6 or 12 months, as designated by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected, for a principal amount less than $100,000.00; and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

     (c) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) determined by dividing Base LIBOR by a percentage equal to 100% less any LIBOR Reserve Percentage.

        (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

        (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

     (d) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

INTEREST:


Revolving line of Credit Note (05/01)                                     Page 1
02693, #3792917406

     (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) either
(i) at a fluctuating rate per annum equal to the Prime Rate in effect from time to time, or (ii) at a fixed rate per annum determined by Bank to be 2.00000% above LIBOR in effect on the first day of the applicable Fixed Rate Term. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. With respect to each LIBOR selection option selected hereunder, Bank is hereby authorized to note the date, principal amount, interest rate and Fixed Rate Term applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted.

     (b) Selection of Interest Rate Options. At any time any portion of this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end of the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At such time as Borrower requests an advance hereunder or wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower; (ii) the principal amount subject thereto; and (iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone (or such other electronic method as Bank may permit) so long as, with respect to each LIBOR selection, (A) if requested by Bank, Borrower provides to Bank written confirmation thereof not later than three (3) Business Days after such notice is given, and (B) such notice is given to Bank prior to 10:00 a.m. on the first day of the Fixed Rate Term, or at a later time during any Business Day if Bank, at it's sole option but without obligation to do so, accepts Borrower's notice and quotes a fixed rate to Borrower. If Borrower does not immediately accept a fixed rate when quoted by Bank, the quoted rate shall expire and any subsequent LIBOR request from Borrower shall be subject to a redetermination by Bank of the applicable fixed rate. If no specific designation of interest is made at the time any advance is requested hereunder or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for such advance or the principal amount to which such Fixed Rate Term applied.

     (c) Taxes and Regulatory Costs. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

     (d) Payment of Interest. Interest accrued on this Note shall be payable on the 1st day of each month, commencing July 1, 2002.

     (e) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time applicable to this Note.

BORROWING AND REPAYMENT:

     (a) Borrowing and Repayment. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and

Revolving line of Credit Note (05/01)                                     Page 2
02693, #3792917406
conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in full on June 1, 2004.

     (b) Advances. Advances hereunder, to the total amount of the principal sum available hereunder, may be made by the holder at the oral or written request of (i) Paul Meyer or Sharon McCracken, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of any Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

     (c) Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this Note which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

PREPAYMENT:

     (a) Prime Rate. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to the Prime Rate at any time, in any amount and without penalty.

     (b) LIBOR. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to LIBOR at any time and in the minimum amount of $100,000.00; provided however, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

        (i) Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

        (ii) Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

        (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum 2.000% above the Prime Rate in effect from time to time (computed on

Revolving line of Credit Note (05/01)                                     Page 3
02693, #3792917406
the basis of a 360-day year, actual days elapsed). Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

EVENTS OF DEFAULT:

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

     (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

     (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

     (c) The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

     (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

     (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

     (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

     (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

     (a) Remedies. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

Revolving line of Credit Note (05/01)                                     Page 4
02693, #3792917406

     (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

Revolving line of Credit Note (05/01)                                     Page 5
02693, #3792917406

                                    EXHIBIT B

                              TERM COMMITMENT NOTE

$500,000.00                                           Woodland Hills, California
                                                                    June 1, 2002

     FOR VALUE RECEIVED, the undersigned INTERLINK ELECTRONICS, INC. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at 6001 Topanga Canyon Boulevard, Suite 205, Woodland Hills, California, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Hundred Thousand Dollars ($500,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

DEFINITIONS:

     As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

     (a) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in California are authorized or required by law to close.

     (b) "Fixed Rate Term" means a period commencing on a Business Day and continuing for one (1), two (2), three (3), six (6) or twelve (12) months, as designated by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected for a principal amount less than One Hundred Thousand Dollars ($100,000.00); and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

     (c) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

           LIBOR =               Base LIBOR
                   ---------------------------------------
                      100% - LIBOR Reserve Percentage

          (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

          (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency

Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

     (d) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

 INTEREST:

     (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) either
(i) at a fluctuating rate per annum equal to the Prime Rate in effect from time to time, or (ii) at a fixed rate per annum determined by Bank to be two and one-half percent (2.5%) above LIBOR in effect on the first day of the applicable Fixed Rate Term. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. With respect to each LIBOR selection hereunder, Bank is hereby authorized to note the date, principal amount, interest rate and Fixed Rate Term applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted.

     (b) Selection of Interest Rate Options. At any time any portion of this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At such time as Borrower requests an advance hereunder or wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower; (ii) the principal amount subject thereto; and (iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone (or such other electronic method as Bank may permit) so long as, with respect to each LIBOR selection, (A) if requested by Bank, Borrower provides to Bank written confirmation thereof not later than three (3) Business Days after such notice is given, and (B) such notice is given to Bank prior to 10:00 a.m. on the first day of the Fixed Rate Term, or at a later time during any Business Day if Bank, at its sole option but without obligation to do so, accepts Borrower's notice and quotes a fixed rate to Borrower. If Borrower does not immediately accept a fixed rate when quoted by Bank, the quoted rate shall expire and any subsequent LIBOR request from Borrower shall be subject to a redetermination by Bank of the applicable fixed rate. If no specific designation of interest is made at the time any advance is requested hereunder or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for such advance or the principal amount to which such Fixed Rate Term applied.

     (c) Taxes and Regulatory Costs. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

     (d) Payment of Interest. Interest accrued on this Note shall be payable on the first day of each month, commencing August 1, 2002.

     (e) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note.

BORROWING AND REPAYMENT:

     (a) Borrowing. Borrower may from time to time from the date hereof through and including June 30, 2003, borrow and partially or wholly repay its outstanding borrowings, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that amounts repaid may not be reborrowed; and provided further, that the total borrowings under this Note shall not exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for Borrower, which balance may be endorsed hereon from time to time by the holder.

     (b) Repayment. The principal balance outstanding under this Note on June 30, 2003 shall be payable on the first day of each month in installments each equal to one-forty-eighth (1/48) of such principal balance, commencing July 1, 2003, and continuing up to and including May 1, 2007, with a final installment consisting of all remaining unpaid principal due and payable in full on June 1, 2007.

     (c) Advances. Advances hereunder, to the total amount of the principal sum stated above, may be made by the holder at the oral or written request of
(i) Paul Meyer or Sharon McCraken, either one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by Borrower.

     (d) Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this

Note which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

PREPAYMENT:

     (a) Prime Rate. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to the Prime Rate at any time, in any amount and without penalty.

     (b) LIBOR. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to LIBOR at any time and in the minimum amount of One Hundred Thousand Dollars ($100,000.00); provided however, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

        (i) Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

        (ii) Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

        (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum two percent (2%) above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

EVENTS OF DEFAULT:

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

     (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

     (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

     (c) The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

     (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

     (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

     (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

     (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

     (a) Remedies. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity.

     (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

                                    EXHIBIT C

WELLS FARGO BANK                                                       TERM NOTE

$353,910.85                                           Woodland Hills, California
                                                                    June 1, 2002

     FOR VALUE RECEIVED, the undersigned Interlink Electronics, Inc. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at Warner Ranch RCBO, 6001 Topanga Cyn Blvd Ste 205, Woodland Hills, CA 91367, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $353,910.85, with interest thereon as set forth herein.

DEFINITIONS:

     As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

     (a) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in California are authorized or required by law to close.

     (b) "Fixed Rate Term" means a period commencing on a Business Day and continuing for 1,2, 3, 6 or 12 months, as designated by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected for a principal amount less than $100,000.00; and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

     (c) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) determined by dividing Base LIBOR by a percentage equal to 100% less any LIBOR Reserve Percentage.

        (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

        (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

     (d) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

INTEREST:

     (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) either
(i) at a fluctuating rate per annum equal to the Prime Rate in

Term Note-Principal/lnterest Separate (05/01)                             Page 1
02693, #3792917406
effect from time to time, or (ii) at a fixed rate per annum determined by Bank to be 2.25000% above LIBOR in effect on the first day of the applicable Fixed Rate Term. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. With respect to each LIBOR selection option selected hereunder. Bank is hereby authorized to note the date, principal amount, interest rate and Fixed Rate Term applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted.

     (b) Selection of Interest Rate Options. At any time any portion of this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end of the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At the time this
Note is disbursed or Borrower wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower; (ii) the principal amount subject thereto; and
(iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone (or such other electronic method as Bank may permit) so long as, with respect to each LIBOR selection, (A) if requested by Bank, Borrower provides to Bank written confirmation thereof not later than three (3) Business Days after such notice is given, and (B) such notice is given to Bank prior to 10:00 a.m. on the first day of the Fixed Rate Term, or at a later time during any Business Day if Bank, at it's sole option but without obligation to do so, accepts Borrower's notice and quotes a fixed rate to Borrower. If Borrower does not immediately accept a fixed rate when quoted by Bank, the quoted rate shall expire and any subsequent LIBOR request from Borrower shall be subject to a redetermination by Bank of the applicable fixed rate. If no specific designation of interest is made at the time this Note is disbursed or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for this Note or the principal amount to which such Fixed Rate Term applied.

     (c) Taxes and Regulatory Costs. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

     (d) Payment of Interest. Interest accrued on this Note shall be payable on the 1st day of each month, commencing July 1, 2002.

     (e) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time applicable to this Note.

REPAYMENT AND PREPAYMENT:

     (a) Repayment. Principal shall be payable on the 1st day of each month in installments of $7,373.14 each, commencing July 1, 2002, and continuing up to and including May 1, 2006, with a final installment consisting of all remaining unpaid principal due and payable in full on June 1, 2006.

Term Note-Principal/lnterest Separate (05/01)                             Page 2
02693, #3792917406

     (b) Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this Note which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

     (c)    Prepayment.

     Prime Rate. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to the Prime Rate at any time, in any amount and without penalty.

     LIBOR. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to LIBOR at any time and in the minimum amount of $100,000.00; provided however, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

     (i) Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

     (ii) Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

     (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum 2.000% above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

     All prepayments of principal shall be applied on the most remote principal installment or installments then unpaid.

EVENTS OF DEFAULT:

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

     (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

     (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the

Term Note-Principal/lnterest Separate (05/01)                             Page 3
02693, #3792917406
appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

     (c) The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

     (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

     (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

     (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

     (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

     (a) Remedies. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

Term Note-Principal/lnterest Separate (05/01)                             Page 4
02693, #3792917406